United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 2,  2009

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas              77042
(Address of principal executive offices)                    (Zip Code)

                                 (713) 789-0070
               Registrant's telephone number, including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On March 22, 2009, the Company received from Cindee Ewell, Vice President - Legal Affairs and Secretary, a letter of resignation effective as of the March 22, 2009. A Copy of the resignation letter is attached to this Current Report on Form 8-K as Exhibit 99.1.

     Effective  upon  Ms.  Ewell's   resignation  the  Company  entered  into  a
consulting agreement with her to provide ongoing services related to the Company's intellectual property portfolio. A copy of the consulting agreement with Ms. Ewell is attached to this Current Report on Form 8-K as Exhibit 99.2.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits


Exhibit No.               Description
-----------               -----------

99.1           Resignation Letter of Cindee Ewell

99.2           Consulting Agreement with Cindee Ewell






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     April 3, 2009                CytoGenix, Inc.

                                  By:  /s/  Randy Moseley
                                  ----------------------------------------------
                                  Randy Moseley, Principal Financial Officer





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